BRINSON LIQUID ASSETS FUND                                       ANNUAL REPORT

                                                               June 15, 2001

Dear Shareholder,

     We present you with the annual report for Brinson Liquid Assets Fund (formerly LIR Liquid Assets Fund) for the fiscal year ended April 30, 2001.


MARKET REVIEW
--------------------------------------------------------------------------------
(sidebar)
We are pleased to announce that Mitchell Hutchins Asset Management Inc. changed its name to Brinson Advisors, Inc. on May 1, 2001. Brinson Advisors is a member of UBS Asset Management, a global financial leader with almost $400 billion in assets under management.

Brinson Advisors delivers the investment capabilities of UBS Asset Management. Our objective is to offer long-term, value-added investment expertise and superior client service. We bring together all of the elements of investment solutions for our clients:

o    A global perspective on markets and economies

o An all-encompassing philosophy for valuing markets, currencies and securities around the world based on price/value discrepancies derived from fundamental research

     (continued on page 3)
(end sidebar)

[GRAPHIC OMITTED]

         The fiscal year ended April 30, 2001 was marked by economic contrast. When the period began, the inflation-adjusted Gross Domestic Product had recently climbed to inflationary levels. With the Federal Reserve (the "Fed") winding down its aggressive rate hikes in an attempt to slow the economy and trigger slower, sustainable economic growth, the Fed Funds rate increased to 6.5% in May 2000. Then a combination of market and economic forces converged to shake the confidence of equity investors during the second half of 2000 and into 2001.

           Global tensions and soaring energy prices were a source of strain on the economy, but internal pressures proved to be more disruptive. Technology stocks were the first to be rattled as sub-par earnings reports and a reexamination of this previously hot sector sent some stock prices tumbling to less than half of their highs by year-end. By first quarter 2001, analysts feared a possible recession as economic growth stalled, manufacturing activity plummeted, unemployment claims began to swell and consumer confidence waned.

           With the hoped-for soft landing in danger, the Fed began to reverse its monetary policy swiftly in January, cutting rates twice, both times by 50 basis points, followed by three more rate cuts each of the same size by May 2001, knocking the Fed Funds rate back down to 4.0%. Fixed income yields, which experienced their highest levels in a decade during 2000, began to lower along with interest rates. Finally, an April rally in the equity markets helped to still some investors' shaken confidence, although concerns remain.

ANNUAL REPORT                                         BRINSON LIQUID ASSETS FUND

PERFORMANCE AND PORTFOLIO REVIEW
--------------------------------------------------------------------------------
(sidebar)
BRINSON LIQUID ASSETS FUND

INVESTMENT GOAL:
Provide as high a level of current interest income as is consistent with maintaining liquidity and principal stability

PORTFOLIO MANAGER:
Susan P. Ryan
Brinson Advisors, Inc.

COMMENCEMENT:
February 14, 2000

DIVIDEND PAYMENTS:
Monthly
(end sidebar)

YIELDS AND CHARACTERISTICS               4/30/01    10/31/00
---------------------------------------------------------------
Current Seven-Day Average Yield1          4.77%       6.48%
Effective Seven-Day Average Yield1        4.89%       6.69%
Weighted Average Maturity                48 days     42 days
Net Assets (mm)                          $444.4      $429.1
---------------------------------------------------------------

1 Yields will fluctuate.




SECTOR ALLOCATION*                         4/30/01     10/31/00
----------------------------------------------------------------
Commercial Paper                           61.7%       59.6%
U.S. Government Agency                     13.2        11.2
Short-Term Corporate Obligations            9.5         5.2
Certificates of Deposit                     7.2         0.0
Money Market Funds                          6.3         4.1
Bank Obligations                            2.0        19.6
Other Assets in Excess of Liabilities       0.1         0.3
----------------------------------------------------------------
Total                                     100.0%      100.0%

* Weightings represent percentages of net assets as of the dates indicated. The Fund's portfolio is actively managed and its composition will vary over time.

HIGHLIGHTS

[GRAPHIC OMITTED]

         Brinson Liquid Assets Fund benefited from investors' flight to safety as net assets increased during the darkest days of the equity markets' downturn. During the past few months, however, seven-day yields have fallen with interest rates, dimming some but certainly not all of investors' newfound appreciation for quality and relative safety. During the fiscal year, the Fund's weighted average maturity has risen from 33 to 48 days as we have attempted to lock in rates of return that similar investments may not see again for a while. The major shift during the reporting period was a strong reduction in the Fund's bank obligations and a healthy increase in short-term corporate obligations and certificates of deposit. As always, we believe that investors' interests are best served when we choose debt instruments that offer both favorable returns and the highest credit quality.

BRINSON LIQUID ASSETS FUND                                       ANNUAL REPORT

OUTLOOK
--------------------------------------------------------------------------------
(sidebar)
(continued)
o    Innovative thought leadership and investment ideas

o A dedication to providing personal client service and personalized business solutions.

Please note that effective May 9, 2001, LIR Liquid Assets Fund was renamed Brinson Liquid Assets Fund.

These changes will not impact the management of your fund.
(end sidebar)

[GRAPHIC OMITTED]

         The record $135 trillion dollar tax cut, passed by Congress and signed into law, will help pump some energy - an estimated $45 billion - into the economy this year, while low interest rates should help foster economic activity in other areas. Manufacturing, an area of particular concern, was still struggling at period end. Increased labor costs and unemployment claims may damper some enthusiasm that has resulted in a slight rise in consumer confidence.

         The market continues to focus on the Fed, unemployment, consumer confidence, the equity markets and the general state of the economy. Further easing by the Fed should result in lower short-term yields, a steeper yield curve and further narrowing of spreads. The next few months will determine if the Fed has been aggressive enough at lowering rates to avoid a recession.

Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For additional information on the Brinson Funds,2 please contact your investment professional or visit us at www.ubspainewebber.com.


Sincerely,

/s/ Brian M. Storms                         /s/ Susan P. Ryan
--------------------------------------      ------------------------------------
BRIAN M. STORMS                             SUSAN P. RYAN
President and Chief Executive Officer       Executive Director
Brinson Advisors, Inc.                      Brinson Advisors, Inc.
                                            Portfolio Manager
                                            Brinson Liquid Assets Fund

     This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended April 30, 2001, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your investment professional regarding your personal investment program.

2 Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

BRINSON LIQUID ASSETS FUND

STATEMENT OF NET ASSETS                                           APRIL 30, 2001

  PRINCIPAL
   AMOUNT                                                                MATURITY               INTEREST
    (000)                                                                  DATES                 RATES              VALUE
------------                                                      ----------------------   -----------------   --------------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 13.15%
 $   7,500     Federal Farm Credit Bank ........................         06/01/01            4.880@%             $ 7,468,483
     8,000     Federal Home Loan Bank ..........................         08/10/01            4.930 @               7,889,349
    28,486     Federal National Mortgage Association ...........   05/31/01 to 12/28/01     4.650 to 5.060@       28,108,823
    15,000     Student Loan Marketing Association ..............         05/01/01             4.211*              14,995,224
                                                                                                                 -----------
Total U.S. Government Agency Obligations (cost - $58,461,879)...                                                  58,461,879
                                                                                                                 -----------
BANK NOTES - 2.02%
DOMESTIC - 2.02%
     9,000     LaSalle Bank N.A. (cost - $8,998,557)............   09/13/01 to 03/13/02     4.780 to 6.750         8,998,557
                                                                                                                 -----------
CERTIFICATES OF DEPOSIT - 7.20%
YANKEE - 7.20%
     5,000     Commerzbank AG ..................................         05/01/01             5.044*               4,999,759
     5,000     Credit Suisse First Boston ......................         07/13/01            4.670                 5,000,000
     5,000     Deutsche Bank AG ................................         09/10/01            6.780                 4,999,998
    10,000     National Westminster Bank PLC ...................         04/18/02            4.650                10,000,000
     5,000     Svenska Handelsbanken ...........................         05/08/01            7.170                 4,999,991
     2,000     UBS AG ..........................................         07/19/01            7.030                 1,999,918
                                                                                                                 -----------
Total Certificates of Deposit (cost - $31,999,666)..............                                                  31,999,666
                                                                                                                 -----------
COMMERCIAL PAPER@ - 61.66%
ASSET BACKED-AUTO & TRUCK - 3.36%
    15,000     New Center Asset Trust ..........................   06/06/01 to 06/07/01     4.740 to 4.940        14,925,528
                                                                                                                 -----------
ASSET BACKED-BANKING - 5.85%
    11,131     Atlantis One Funding Corp. ......................   05/08/01 to 06/14/01     4.860 to 5.000        11,090,372
     5,920     Centric Capital Corp. ...........................         05/10/01            4.970                 5,912,644
     9,000     Stellar Funding Group, Inc. .....................         05/01/01            5.010                 9,000,000
                                                                                                                 -----------
                                                                                                                  26,003,016
                                                                                                                 -----------
ASSET BACKED-FINANCE - 1.23%
     5,500     Beta Finance, Inc. ..............................         05/16/01            6.420                 5,485,288
                                                                                                                 -----------
ASSET BACKED-MISCELLANEOUS - 7.78%
    15,774     Falcon Asset Securitization Corp. ...............   05/07/01 to 10/15/01     4.430 to 4.950        15,655,838
    14,000     Giro Funding U.S. Corp. .........................   06/15/01 to 06/28/01     4.720 to 4.780        13,906,573
     5,000     Preferred Receivable Funding Corp. ..............         05/10/01            4.950                 4,993,813
                                                                                                                 -----------
                                                                                                                  34,556,224
                                                                                                                 -----------
AUTO & TRUCK - 3.36%
    15,000     Ford Motor Credit Corp. .........................   05/11/01 to 06/08/01     4.940 to 5.030        14,940,869
                                                                                                                 -----------
BANKING-DOMESTIC - 10.82%
     4,000     BBL North America Funding Corp. .................         05/09/01            5.030                 3,995,529
     9,000     Credit Agricole Indosuez N.A. ...................         07/05/01            4.660                 8,924,275
     2,220     Dexia Delaware LLC ..............................         05/01/01            5.000                 2,200,000
    17,000     Fortis Funding LLC ..............................   05/01/01 to 05/11/01     4.940 to 5.010        16,984,207
    10,000     Nordbanken N.A., Inc. ...........................         05/09/01            5.010                 9,988,867
     6,000     Scotiabanc, Inc. ................................         05/07/01            4.930                 5,995,070
                                                                                                                 -----------
                                                                                                                  48,087,948
                                                                                                                 -----------

BRINSON LIQUID ASSETS FUND

PRINCIPAL
 AMOUNT                                                         MATURITY             INTEREST
  (000)                                                           DATES                RATES               VALUE
---------                                                    ---------------       -------------        ------------
COMMERCIAL PAPER@ - (CONCLUDED)
BANKING-FOREIGN - 2.24%
 $  10,000     Banque et Caisse d'Epargne de L'Etat ....        06/20/01             4.720%             $  9,934,444
                                                                                                        ------------
BROKER-DEALER - 3.36%
    10,000     Credit Suisse First Boston, Inc. ........        06/19/01             4.740                 9,935,483
     5,000     Morgan Stanley Dean Witter & Co. ........        05/01/01             4.788*                5,000,000
                                                                                                        ------------
                                                                                                          14,935,483
                                                                                                        ------------
BUSINESS SERVICES - 0.56%
     2,500     Electronic Data Systems Corp. ...........        05/30/01             4.880                 2,490,172
                                                                                                        ------------
DRUGS, HEALTH CARE - 1.12%
     5,000     Glaxo Wellcome PLC ......................        05/22/01             4.950                 4,985,563
                                                                                                        ------------
FINANCE-CONDUIT - 1.12%
     5,000     Svenska Handelsbanken, Inc. .............        05/14/01             4.840                 4,991,261
                                                                                                        ------------
FINANCE-CONSUMER - 2.25%
    10,000     Household Finance Corp. .................        05/01/01             4.650                10,000,000
                                                                                                        ------------
FINANCE-DIVERSIFIED - 3.38%
    10,000     Barclays U.S. Funding Corp. .............        05/03/01             4.980                 9,997,234
     5,000     General Electric Capital Corp. ..........        05/03/01             4.960                 4,998,622
                                                                                                        ------------
                                                                                                          14,995,856
                                                                                                        ------------
FINANCE-SUBSIDIARY - 3.81%
     7,000     Deutsche Bank Financial, Inc. ...........        05/03/01             5.050                 6,998,036
    10,000     Dresdner U.S. Finance, Inc. .............        07/09/01             4.590                 9,912,025
                                                                                                        ------------
                                                                                                          16,910,061
                                                                                                        ------------
FOOD, BEVERAGE & TOBACCO - 3.36%
    10,000     Anheuser-Busch Cos., Inc. ...............        06/13/01             4.820                 9,942,428
     5,000     Philip Morris Cos., Inc. ................        05/02/01             5.010                 4,999,304
                                                                                                        ------------
                                                                                                          14,941,732
                                                                                                        ------------
INSURANCE - 4.47%
    10,000     General Re Corp. ........................        07/10/01             4.600                 9,910,556
    10,000     Prudential Funding Corp. ................        06/05/01             4.790                 9,953,430
                                                                                                        ------------
                                                                                                          19,863,986
                                                                                                        ------------
PRINTING & PUBLISHING - 0.67%
     3,000     Gannett Co., Inc. .......................        05/18/01             4.450                 2,993,696
                                                                                                        ------------
TELECOMMUNICATIONS - 2.92%
    13,000     Verizon Global Funding, Inc. ............  05/09/01 to 05/16/01   4.870 to 5.000           12,980,965
                                                                                                        ------------
Total Commercial Paper (cost - $274,022,092)............                                                 274,022,092
                                                                                                        ------------
SHORT-TERM CORPORATE OBLIGATIONS - 9.50%
ASSET BACKED-FINANCE - 2.25%
    10,000     CC (USA), Inc. ..........................  05/07/01 to 05/16/01   4.560 to 4.570*          10,000,000
                                                                                                        ------------
BROKER-DEALER - 5.11%
    15,000     Merrill Lynch & Co., Inc. ...............        05/01/01             4.610*               15,000,000
     7,700     Morgan Stanley Dean Witter & Co. ........  05/15/01 to 06/18/01   5.048 to 5.123*           7,705,645
                                                                                                        ------------
                                                                                                          22,705,645
                                                                                                        ------------

BRINSON LIQUID ASSETS FUND

PRINCIPAL
 AMOUNT                                                                          MATURITY    INTEREST
  (000)                                                                            DATES       RATES        VALUE
---------                                                                       ----------  ----------   ------------
SHORT-TERM CORPORATE OBLIGATIONS - (CONCLUDED)
FINANCE-DIVERSIFIED - 0.56%
 $  2,500     General Electric Capital Corp. ..............................     01/07/02    5.264%       $  2,499,504
                                                                                                         ------------
FINANCE-INDEPENDENT - 0.68%
    3,000     National Rural Utilities Cooperative Finance Corp. ..........     05/07/01    4.580*          3,000,000
                                                                                                         ------------
FOOD, BEVERAGE & TOBACCO - 0.90%
    4,000     McDonald's Corp. ............................................     03/07/02    4.813           4,000,000
                                                                                                         ------------
Total Short-Term Corporate Obligations (cost - $42,205,149)................                                42,205,149
                                                                                                         ------------

 NUMBER OF
  SHARES
-----------
MONEY MARKET FUNDS - 6.32%
 18,588,291   AIM Liquid Assets Money Market Portfolio ....................     05/01/01    4.700*         18,588,291
  9,484,878   AIM Prime Money Market Portfolio ............................     05/01/01    4.610*          9,484,878
                                                                                                         ------------
Total Money Market Funds (cost - $28,073,169)..............................                                28,073,169
                                                                                                         ------------
Total Investments (cost - $443,760,512 which approximates cost for federal
   income tax purposes) - 99.85% ..........................................                               443,760,512
Other assets in excess of liabilities - 0.15% .............................                                   656,509
Net Assets (applicable to 444,415,965 shares of beneficial interest                                      ------------
   outstanding equivalent to $1.00 per share) - 100.00%....................                              $444,417,021
                                                                                                         ============

------------
* Variable Rate Securities-maturity date reflects earlier of reset date or maturity date. The interest rates shown are the current rates as of April 30, 2001 and reset periodically.

@   Interest rates shown are discount rates at date of purchase.





                      Weighted Average Maturity - 48 days








                 See accompanying notes to financial statements

BRINSON LIQUID ASSETS FUND

STATEMENT OF OPERATIONS



                                                                     FOR THE
                                                                    YEAR ENDED
                                                                  APRIL 30, 2001
                                                                 ---------------
INVESTMENT INCOME:
Interest .....................................................     $25,092,697
                                                                   -----------
EXPENSES:
Transfer agency and related services fees ....................         350,235
Federal and state registration fees ..........................         156,991
Investment advisory and administration .......................         119,500
Professional fees ............................................          64,033
Reports and notices to shareholders ..........................          46,854
Insurance ....................................................          43,779
Custody and accounting .......................................          39,834
Offering Costs ...............................................          23,725
Trustees' fees ...............................................          10,500
Other expenses ...............................................           7,311
                                                                   -----------
                                                                       862,762
Less: Fee waivers from advisor ...............................        (119,500)
                                                                   -----------
Net expenses .................................................         743,262
                                                                   -----------
Net investment income ........................................      24,349,435
NET REALIZED GAINS FROM INVESTMENT TRANSACTIONS ..............           1,023
                                                                   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .........     $24,350,458
                                                                   ===========





                 See accompanying notes to financial statements
                                                                               7

BRINSON LIQUID ASSETS FUND

STATEMENT OF CHANGES IN NET ASSETS


                                                                                                   FOR THE PERIOD
                                                                                  FOR THE        FEBRUARY 14, 2000+
                                                                                YEAR ENDED               TO
                                                                              APRIL 30, 2001       APRIL 30, 2000
                                                                             ----------------   --------------------
FROM OPERATIONS:
Net investment income ....................................................    $  24,349,435         $  4,148,150
Net realized gains from investment transactions ..........................            1,023                   33
                                                                              -------------         ------------
Net increase in net assets resulting from operations .....................       24,350,458            4,148,183
                                                                              -------------         ------------
DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income ....................................................      (24,349,435)          (4,148,150)
                                                                              -------------         ------------
NET INCREASE IN NET ASSETS FROM BENEFICIAL INTEREST TRANSACTIONS .........      118,291,175          326,124,790
                                                                              -------------         ------------
Net increase in net assets ...............................................      118,292,198          326,124,823

NET ASSETS:
Beginning of period ......................................................      326,124,823                    -
                                                                              -------------         ------------
End of period ............................................................    $ 444,417,021         $326,124,823
                                                                              =============         ============

------------
+  Commencement of operations.


                 See accompanying notes to financial statements
8

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Brinson Liquid Assets Fund (the "Fund") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a diversified series of Brinson Money Series (the "Trust"), an open-end management investment company organized as a Delaware business trust on April 29, 1998. The Trust is a series mutual fund with five funds: the Fund, Brinson Select Money Market Fund, LIR Premier Money Market Fund, LIR Premier Tax-Free Money Market Fund and Brinson Cash Reserves Fund. The financial statements for Brinson Select Money Market Fund, LIR Premier Money Market Fund, LIR Premier Tax-Free Money Market Fund and Brinson Cash Reserves Fund are not included herein. Prior to commencement of operations, February 14, 2000, the Fund had no activity.
     The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Following is a summary of significant accounting policies:
     Valuation and Accounting for Investments and Investment Income-Investments are valued at amortized cost which approximates market value. Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.
     Repurchase Agreements-The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event that a counterparty defaults on its obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.
     Dividends and Distributions-Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

     The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments, including those particular to a specific industry or region.

INVESTMENT ADVISOR AND ADMINISTRATOR

     The Trust has an Investment Advisory and Administration Contract ("Advisory Contract") under which Brinson Advisors, Inc. ("Brinson Advisors"), formerly known as Mitchell Hutchins Asset Management Inc., serves as investment advisor and administrator of the Fund. Brinson Advisors is an indirect wholly owned asset management subsidiary of UBS AG. UBS AG is an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. In accordance with the Advisory Contract, the Fund has agreed to pay to Brinson Advisors a fee, computed

NOTES TO FINANCIAL STATEMENTS

daily and paid monthly. Where the services are provided directly by Brinson Advisors or an affiliate, the fee will be limited to reimbursement of Brinson Advisors' direct advisory/administrative costs and expenses and will exclude any profit or overhead charges. Where Brinson Advisors arranges for an unaffiliated person to provide services, the Fund will reimburse Brinson Advisors for the cost of the services provided by the unaffiliated person, but no additional profit or overhead charge will be included or the Fund will pay the service provider directly. Brinson Advisors has advised the Fund that it expects its direct advisory/administrative costs and expenses to approximate an annual rate of 0.03% of the average daily net assets of the Fund. These expenses are estimated amounts in addition to other expenses of the Fund. Brinson Advisors periodically will review Fund expenses in an effort to confirm that only direct costs and expenses are paid to Brinson Advisors by the Fund.
     For the year ended April 30, 2001, Brinson Advisors waived its entire fee for its direct advisory/administrative costs and expenses.

OTHER LIABILITIES

     At April 30, 2001, dividends payable were $719,940.

FEDERAL TAX STATUS

     The Fund intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to federal excise tax.

MONEY MARKET FUND INSURANCE BOND

     The Fund obtained an insurance bond that provides limited coverage for certain loss events involving certain money market instruments held by the Fund. These loss events include non-payment of principal or interest or a bankruptcy or insolvency of the issuer or credit enhancement provider (if any). The insurance bond provides for coverage up to $200 million for a number of funds with a deductible of 10 basis points (0.10%) of the total assets of the Fund for First Tier Securities and 50 basis points (0.50%) of the total assets of the Fund for Second Tier Securities, in each case determined as of the close of business on the first business day prior to the loss event. In the event of a loss covered under the bond, the Fund would expect to retain the security in its portfolio, rather than having to sell it at its current market value, until the date of payment of the loss, which is generally no later than the maturity of the security. While the policy is intended to provide some protection against credit risk and to help the Fund maintain a constant price per share of $1.00, there is no guarantee that the insurance will do so.

     For the year ended April 30, 2001, the Fund did not use this insurance bond.

NOTES TO FINANCIAL STATEMENTS



SHARES OF BENEFICIAL INTEREST

     There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest, at $1.00 per share, were as follows:


                                                                    FOR THE PERIOD
                                                 FOR THE YEAR     FEBRUARY 14, 2000+
                                                    ENDED                 TO
                                                APRIL 30, 2001      APRIL 30, 2000
                                                --------------    ------------------
Shares sold ................................     2,184,567,292        916,095,614
Shares repurchased .........................    (2,090,567,112)      (593,464,036)
Dividends reinvested .......................        24,290,995          3,493,212
                                                --------------       ------------
Net increase in shares outstanding .........       118,291,175        326,124,790
                                                ==============       ============

------------
+ Commencement of operations.

BRINSON LIQUID ASSETS FUND

FINANCIAL HIGHLIGHTS


Selected data for a share of beneficial interest outstanding throughout each period is presented below:


                                                                                                 FOR THE PERIOD
                                                                                FOR THE        FEBRUARY 14, 2000+
                                                                              YEAR ENDED               TO
                                                                            APRIL 30, 2001       APRIL 30, 2000
                                                                           ----------------   --------------------
Net asset value, beginning of period ...................................       $   1.00            $   1.00
                                                                               --------            --------
Net investment income ..................................................          0.061               0.012
Dividends from net investment income ...................................         (0.061)             (0.012)
                                                                               --------            --------
Net asset value, end of period .........................................       $   1.00             $   1.00
                                                                               ========            ========
Total investment return(1) .............................................           6.32%               1.24%
                                                                               ========            ========
Ratios/Supplemental Data:
Net assets, end of period (000's) ......................................       $444,417            $326,125
Expenses to average net assets net of waivers from advisor .............           0.19%               0.17%*
Expenses to average net assets before waivers from advisor .............           0.22%               0.20%*
Net investment income to average net assets net of waivers from advisor            6.11%               5.89%*
Net investment income to average net assets before waivers from advisor            6.08%               5.86%*

------------
+   Commencement of operations.

*   Annualized.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. Total investment return for period less than one year has not been annualized.

BRINSON LIQUID ASSETS FUND

REPORT OF INDEPENDENT AUDITORS


The Board of Trustees and Shareholders of
Brinson Liquid Assets Fund


     We have audited the accompanying statement of net assets of Brinson Liquid Assets Fund (the "Fund") as of April 30, 2001, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at April 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Brinson Liquid Assets Fund at April 30, 2001, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the indicated periods, in conformity with accounting principles generally accepted in the United States.



                                              /s/ Ernst & Young LLP
                                              ---------------------------------


New York, New York
June 8, 2001

BRINSON LIQUID ASSETS FUND

TAX INFORMATION (unaudited)

     We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (April 30, 2001) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that all dividends paid by the Fund during the fiscal year were derived from net investment income. These amounts are taxable as ordinary income, none of which qualifies for the dividend received deduction available to corporate shareholders.

     Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

     Because the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar year 2001. The second notification, which will reflect the amounts to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2002. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

TRUSTEES


E. Garrett Bewkes, Jr.           Meyer Feldberg
Chairman
                                 George W. Gowen
Margo N. Alexander
                                 Frederic V. Malek
Richard Q. Armstrong
                                 Carl W. Schafer
Richard R. Burt
                                 Brian M. Storms


PRINCIPAL OFFICERS

Brian M. Storms                  Elbridge T. Gerry III
President                        Vice President

Amy R. Doberman                  Susan P. Ryan
Vice President and Secretary     Vice President

Paul H. Schubert
Vice President and Treasurer


INVESTMENT ADVISOR,
ADMINISTRATOR AND
DISTRIBUTOR

Brinson Advisors, Inc.
51 West 52nd Street
New York, New York 10019-6114


This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective prospectus.



                     BRINSON ADVISORS
                     (copyright)2001 Brinson Advisors, Inc.
                     All Rights Reserved

BRINSON LIQUID ASSETS FUND
--------------------------------------------------------------------------------
APRIL 30, 2001



ANNUAL REPORT